UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2013

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West

San Antonio, Texas 78257

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On January 22, 2013, NuStar Logistics, L.P. (“NuStar Logistics”), a wholly owned subsidiary of NuStar Energy L.P. (the “Partnership”), completed the issuance and sale of $402,500,000 in aggregate principal amount of its 7.625% Fixed-to-Floating Rate Subordinated Notes due 2043 (the “Notes”), including the underwriters’ option to purchase up to an additional $52,500,000 principal amount of Notes, which option was exercised in full on January 16, 2013. The Notes are fully and unconditionally guaranteed on an unsecured and subordinated basis by each of the Partnership and NuStar Pipeline Operating Partnership L.P. (“NuPOP” and together with the Partnership, the “Guarantors”), a wholly owned subsidiary of the Partnership. The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration Nos. 333-166797, 333-166797-01 and 333-166797-02). The Notes will be listed on the New York Stock Exchange under the symbol “NSS” within 30 days of the date hereof.

The Notes are governed by an Indenture dated as of January 22, 2013 (the “Base Indenture”), by and among NuStar Logistics, the Partnership and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of January 22, 2013 (the “First Supplemental Indenture”), by and among NuStar Logistics, the Guarantors and the Trustee (the Base Indenture, as so amended and supplemented by the First Supplemental Indenture, the “Indenture”).

Interest Rate; Fixed Rate Period; Floating Rate Period

Interest on the Notes will accrue from January 22, 2013 to, but not including, January 15, 2018 at a fixed annual rate of 7.625% of their principal amount, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing April 15, 2013 and ending on January 15, 2018, and thereafter to, but not including, January 15, 2043 (the “Floating Rate Period”) at an annual rate equal to the sum of the three-month LIBOR rate for the related quarterly interest period within the Floating Rate Period plus 6.734%, payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing April 15, 2018, unless payment is deferred in accordance with the terms of the Notes.

Optional Deferral of Interest

Until January 15, 2043, the maturity date of the Notes, NuStar Logistics may, at its option, defer interest payments on the Notes, from time to time, for one or more periods (each, an “Optional Deferral Period”) of up to five consecutive years per deferral period. Any deferred interest not paid on an interest payment date will bear interest from the applicable interest payment date until paid at the then prevailing interest rate on the Notes, compounded quarterly.

Distribution Stopper

During any Optional Deferral Period, subject to certain exceptions:

•                                          The Partnership will not declare or make any distributions with respect to, or redeem, purchase or make a liquidation payment with respect to, any of the Partnership’s equity securities, nor will the Partnership permit any of its majority-owned subsidiaries to purchase any of the Partnership’s equity securities;

•                                          neither NuStar Logistics nor NuPOP (to the extent NuPOP is a guarantor) will declare or make any distributions with respect to, or redeem, purchase or make a liquidation payment with respect to, any of Nustar Logistics’ or NuPOP’s equity securities, as applicable, other than such equity securities directly owned by the Partnership or any wholly owned subsidiaries of the Partnership;

•                                          neither NuStar Logistics nor the Guarantors will make, and NuStar Logistics and the Guarantors will cause their respective majority-owned subsidiaries not to make, any payment of interest, principal or premium, if any, on or repay, purchase or redeem any of NuStar Logistics’ or the Guarantors’ debt securities (including debt securities similar to the Notes) or other indebtedness that contractually rank equally with or junior to the Notes or the guarantees of the Notes, as applicable, other than to repay loans or advances to the Partnership or NuStar Logistics or any of their respective wholly owned subsidiaries; and

•                                          neither NuStar Logistics nor the Guarantors will make, and NuStar Logistics and the Guarantors will cause their respective majority-owned subsidiaries not to make, any payments under a guarantee of debt securities (including under a guarantee of debt securities that are similar to the Notes) that contractually ranks equally with or junior to the Notes or the guarantees of the Notes, as applicable.

Notwithstanding the foregoing, NuStar Logistics, the Guarantors and any of their respective subsidiaries may take any of the following actions at any time, including during an Optional Deferral Period:

•                 make any purchase, redemption or other acquisition of any of NuStar Logistics’ or the Guarantors’ equity securities in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or agents, or a securities purchase or dividend or distribution reinvestment plan, or the satisfaction of any obligations pursuant to any contract or security outstanding on the date that the Optional Deferral Period commences requiring the purchase, redemption or acquisition of any of NuStar Logistics’ or the Guarantors’ equity securities;

•                 make any payment, repayment, redemption, purchase, acquisition or declaration of a distribution as a result of a reclassification of NuStar Logistics’ or the Guarantors’ equity securities or the exchange or conversion of all or a portion of one class or series of our or the Guarantors’ equity securities for another class or series of our or the Guarantors’ equity securities, as applicable;

•                 purchase fractional interests in NuStar Logistics’ or the Guarantors’ equity securities pursuant to the conversion or exchange provisions of such securities or the security being converted or exchanged, in connection with the settlement of securities purchase contracts or in connection with any split, reclassification or similar transaction;

•                 make a distribution paid or made in NuStar Logistics’ or the Guarantors’ equity securities (or rights to acquire NuStar Logistics’ or the Guarantors’ equity securities), or a repurchase, redemption or acquisition of NuStar Logistics’ or the Guarantors’ equity securities in connection with the issuance or exchange of NuStar Logistics’ or the Guarantors’ equity securities (or of securities convertible into or exchangeable for NuStar Logistics’ or the Guarantors’ equity securities) and distributions in connection with the settlement of securities purchase contracts outstanding on the date that the Optional Deferral Period commences, or declaration of a distribution with respect to any of the foregoing;

•                 make any redemption, exchange or repurchase of, or with respect to, any rights outstanding under a rights plan or the declaration or payment thereunder of a distribution of or with respect to rights in the future;

•                 make any payments under (1) the Notes and under securities similar to the Notes (including trust preferred securities) that are (or, in the case of a trust preferred security, the underlying debt obligation is) pari passu with the Notes and (2) the guarantees of the Notes and under similar guarantees associated with any instruments that are (or, in the case of a trust preferred security, the underlying debt obligation is) pari passu with the Notes, in each case, so long as any such payments are made on a pro rata basis with the Notes and the guarantees of the Notes, respectively; or

•                 make any regularly scheduled dividend or distribution payments declared prior to the date that the Optional Deferral Period commences.

Optional Redemption

Prior to January 15, 2018, NuStar Logistics may, at its option, redeem the Notes for cash:

•                 in whole at any time or in part from time to time at a make-whole redemption price equal to (a) all accrued and unpaid interest on the Notes being redeemed to but not including the redemption date, plus (b) the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of remaining scheduled payments of principal and interest on the Notes (exclusive of interest accrued to such redemption date) being redeemed from the redemption date to January 15, 2018 (such period of time for the Notes being redeemed, the “Remaining Life”), discounted to the redemption date on a quarterly basis at the yield of a treasury security having a maturity comparable to the Remaining Life of the Notes plus 0.5%;

•                 in whole, but not in part, within 90 days after the occurrence of a Tax Event (as defined in the Indenture) at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest to but not including the redemption date; and

•                 in whole, but not in part, within 90 days after the conclusion of any review or appeal process initiated by NuStar Logistics following the occurrence of Rating Agency Event (as defined in the Indenture) (so long as such Rating Agency Event is continuing at the time of redemption), at a redemption price equal to 102% of their principal amount, plus accrued and unpaid interest to but not including the redemption date.

At any time on or after January 15, 2018, NuStar Logistics may, at its option, redeem all or part of the Notes at a price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to but not including the redemption date.

Subordination and Ranking

The Notes are NuStar Logistics’ general unsecured subordinated obligations and are subordinated in right of payment and upon liquidation to the prior payment in full of all of  NuStar Logistics’ senior debt. The Notes rank senior in right of payment to all of  NuStar Logistics’ present and future equity securities.

Guarantee

Each of the Guarantor’s obligations under their guarantees of the Notes are unsecured and subordinated in right of payment and upon liquidation to the prior payment in full of all of their present and future senior debt and will rank senior in right of payment to all of their present and future equity securities, including, in the case of the Partnership, its common units.

Covenants; Events of Default

The Indenture contains covenants that will limit the ability of NuStar Logistics, and its subsidiaries, to, among other things, consolidate or merge with or into any other entity or sell, convey, lease, transfer or otherwise dispose of its properties and assets, subject to certain exceptions.  Events of default under the Indenture include:

•                  failure to pay the principal of or any applicable make-whole payment on the Notes when due;

•                  failure to pay accrued and unpaid interest on the Notes when due and such failure continues for 30 days; however, NuStar Logistics’ failure to pay interest during an Optional Deferral Period will not constitute an event of default;

•                  certain events of bankruptcy, insolvency or reorganization of NuStar Logistics (“Bankruptcy Event”); or

•                  any guarantee of the Notes ceases to be in full force and effect or is declared null and void in a judicial proceeding; however, the release of NuPOP from its Guarantee under the terms of the Indenture will not constitute an event of default.

If an event of default (other than a Bankruptcy Event) occurs and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal of, premium (including any make-whole payments), if any, and all accrued but unpaid interest, if any, on all the Notes to be due and payable immediately. Subject to the limitations imposed by applicable law, if a Bankruptcy Event occurs, the principal of, premium (including any make-whole payments), if any, and all accrued and unpaid interest on all the Notes will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holders of the Notes. The holders of a majority of the aggregate principal amount of the outstanding Notes may rescind the acceleration with respect to the Notes and its consequences as long as such rescission would not conflict with any judgment or decree of a court of competent jurisdiction and all existing events of default, other than the nonpayment of the principal of, premium, if any, and accrued and unpaid interest on the Notes that have become due solely by declaration of acceleration, have been cured or waived.

The description of the Indenture contained in this Current Report on Form 8-K (the “Report”) does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and  the First Supplemental Indenture, incorporated by reference herein from Exhibits 4.1 and 4.2, respectively.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 of this Report is incorporated by reference into this Item 2.03 of this Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit

Exhibit 4.1

Indenture, dated as of January 22, 2013, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, relating to Subordinated Debt Securities.

Exhibit 4.2

First Supplemental Indenture, dated as of January 22, 2013, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Parent Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Trustee.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.,
its general partner

		By:	NuStar GP, LLC,
its general partner

Date: January 22, 2013			By:	/s/ Amy L. Perry
				Name:	Amy L. Perry
				Title:	Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

Exhibit 4.1

Indenture, dated as of January 22, 2013, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, relating to Subordinated Debt Securities.

Exhibit 4.2

First Supplemental Indenture, dated as of January 22, 2013, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Parent Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Trustee.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.